SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K



                         CURRENT REPORT



                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934



                           May 2, 1995
                          _____________
        Date of Report (Date of earliest event reported)



                   DELAWARE OTSEGO CORPORATION
                   ___________________________
     (Exact name of Registrant as specified in its charter)



       New York               0-12985           16-0913491
______________________      ____________     __________________
(State or other juris-      (Commission      (IRS Employer
diction of incorpora-       file number)     identification
tion                                         number)



         1 Railroad Avenue, Cooperstown, New York  13326
      _____________________________________________________
      (Address of principal executive offices)   (zip code)



                          607-547-2555
                          ____________
      (Registrant's telephone number, including area code)




ITEM 5.   Other Events
______________________

     On May 2, 1995, the Registrant issued a press release in the form attached hereto as Exhibit 1.


ITEM 7.
______

     (c)  Exhibits

          1.   Press Release dated May 2, 1995.


SIGNATURES
__________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   DELAWARE OTSEGO CORPORATION

Dated: May 2, 1995           By:   WALTER G. RICH
                                   ______________________________
                                   Walter G. Rich
                                   President &
                                   Chief Executive Officer